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                    FORM OF GUARANTY AND SURETYSHIP AGREEMENT
                            (Payment and Completion)


                  THIS GUARANTY AND SURETYSHIP AGREEMENT (this "Guaranty") is executed and delivered on this day of , 1998 by ___________________ __________________________________, a _______________________ corporation
("Guarantor") with an address at
_________________________________________________, in favor of ELDERTRUST
OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Lender") with an address at 415 McFarlan Road, Suite 202, Kennett Square, Pennsylvania 19348, to secure certain obligations of ____________________________________________________, a
______________________________ ("Borrower"), with an address at
_________________________________________________________________________.

                                   BACKGROUND

                  A. Borrower and Lender have entered into that certain Construction and Loan Agreement, dated as of the date hereof (as the same may be modified, renewed, extended, amended, supplemented and/or assigned from time to time, the "Loan Agreement"), relating to the conversion of an existing building into a ____ unit ______________________ facility (the "Project") on certain real estate located in _________________ Township, _____________________. Capitalized
terms used herein without definition shall have the meanings ascribed to such terms as in the Loan Agreement.

                  B. In connection with the Loan Agreement, Borrower has executed and delivered a Secured Note (as modified, renewed, extended, amended, supplemented and/or assigned from time to time, the "Note"), dated as of the date hereof, payable to the order of the Lender in the face amount of $_____________, a Mortgage and Security Agreement as security for the obligations secured by the Note (as modified, renewed, extended, amended and/or assigned from time to time, the "Mortgage"), and certain other collateral documents identified in the Loan Agreement, all dated as of the date hereof. The Loan Agreement, Note, Mortgage and the other collateral documents identified in the Loan Agreement, as the same is modified, renewed, extended, amended, supplemented and/or assigned from time to time, are sometimes collectively referred to herein as the "Loan Documents", and individually as a "Loan Document". The principal balance of the Note, together with all interest thereon and all other sums payable thereunder or under the Loan Documents or secured by the Loan Documents, is hereinafter collectively referred to as the "Indebtedness".

                  C.       Guarantor is an affiliate of Borrower.

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                  D. In order to induce Lender to enter into the Loan Agreement,
Guarantor has agreed to execute and deliver this Guaranty in favor of Lender.


                                   AGREEMENTS

                  In consideration of the recitals above, and for other good and valuable consideration, and intending to be legally bound hereby, Guarantor hereby agrees:

         1. Obligations. The following guarantees and obligations (together, the "Obligations") are undertaken by Guarantor:

                  (a) Guarantor hereby unconditionally and absolutely guarantees and becomes surety to Lender for the prompt payment when due of the Indebtedness. The obligations of Guarantor constitute a guarantee of payment and not merely of collection, are absolute and unconditional under all circumstances and shall not in any event be discharged, impaired, or otherwise affected except by payment in full to Lender. Guarantor agrees that it will, within three (3) business days after written notice from Lender that any Event of Default has occurred under the Loan Agreement, the Note or under any other Loan Document, pay in full directly to Lender the then existing amount of the Indebtedness. Guarantor further agrees that any payment required hereunder will be made to Lender regardless of whether such sums have become due by reason of the maturity of the Note or acceleration of the Indebtedness or whether such liability becomes barred by any statute of limitations or otherwise becomes unenforceable. The proceeds of any amounts paid pursuant to this Guaranty will be applied first to the payment of accrued interest, if any, on the Note, then to any other sums payable in connection with the Note or secured by the Loan Documents, and the balance of the proceeds will be applied to reduce the then outstanding principal amount of the Note, whether then matured or not, in the inverse order of its maturity.

                  (b) Guarantor hereby unconditionally and absolutely guarantees and hereby agrees to be guarantor of (i) the full and timely performance of all of Borrower's obligations under the Loan Documents, including, without limitation, the construction and completion of the Project in strict accordance with the Plans and Specifications, and (ii) the full and timely payment of all contractors, subcontractors and material suppliers whose work and materials have been or may hereafter be delivered or supplied to, or incorporated into, the Project. Guarantor hereby unconditionally and absolutely guarantees that there shall be no mechanics' liens, claims or other liens or charges filed against the Project or, if they are so filed, Guarantor shall cause such liens to be timely removed or satisfied of record within ten (10) days after notice thereof to Guarantor. If for any reason Borrower fails to complete the construction of the Improvements in accordance with the terms of the Loan Agreement, or if Borrower defaults with respect to any other matter herein guaranteed, then, within five
(5) days after written notice from Lender, Guarantor will immediately assume all responsibility for the completion of the Improvements and all obligations of Borrower under the Loan

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Agreement and the other Loan Documents or take such other action as Lender may request to remedy such default, or both. If Guarantor does not fully assume such responsibility and obligations within such five (5) day period to Lender's satisfaction, then Lender may elect, without further notice to Guarantor, to take any action it believes necessary to complete the Improvements, but with the further right to suspend or terminate such actions at any time. No such actions by Lender shall release or limit the liability of Guarantor and Guarantor agrees to repay Lender all sums expended by it in undertaking to complete such construction, whether or not construction is actually completed.

                  (c) Lender shall have the right to require Guarantor to pay, comply with and satisfy its obligations and liabilities under this Guaranty and shall have the right to proceed immediately against Guarantor with respect thereto, without being required to bring any proceeding or take any action of any kind against Borrower or any other guarantor or any other person, entity or property (including, without limitation, the Project) prior thereto, the liability of Guarantor hereunder being, in any event, independent of and separate from the liability of Borrower, any other guarantors and persons and the availability of other collateral security for the Note and the Loan Documents.

                  (d) This Guaranty shall be deemed to be a continuing guaranty of Indebtedness from Lender to Borrower and of all expenses incurred by Lender in connection therewith.

         2. Cancellation. This Guaranty and all of the Obligations will be canceled when the Indebtedness has been irrevocably and indefeasibly paid in full and the Improvements have been constructed and completed in accordance with the Loan Agreement; provided, however, that this Guaranty shall remain in full force and effect for so long as such payment may be voided in bankruptcy or other insolvency proceedings as a preference, or for any other reason or generally set aside as a result of any action or proceedings by creditors. If this Guaranty is canceled pursuant to this Paragraph 2 or otherwise by Lender, Lender will, within forty-five (45) business days thereafter, mark the original hereof "Canceled" and return it to Borrower.

         3. Events of Default; Costs and Fees; Indemnification. Guarantor hereby agrees that if it does not satisfy the Obligations set forth in Section 1 hereof in accordance with the terms thereof, the same shall be an Event of Default hereunder. Lender shall have the right, in addition to the other rights described in this Guaranty, to collect from Guarantor all costs, fees and expenses (including reasonable attorneys' fees) incurred by Lender in connection with the enforcement of this Guaranty against such Guarantor, as well as interest on the unpaid Obligations at the Default Rate set forth in the Note, from and after the date of such Event of Default through the date of payment. In the event of any default hereunder, Guarantor shall indemnify and defend the Lender against, and hold Lender harmless from, all liability, damage, cost

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and expense, including, without limitation, costs of suit and attorneys' fees, which Lender may incur by reason of such default by Guarantor.

         4. Additional Remedies. Lender shall have and may exercise, in addition to any and all rights or remedies provided herein or by law, the specific rights and remedies, exercisable by Lender in its discretion, to sue for and obtain specific performance of Guarantor's covenants set forth herein, all of which costs shall be borne by Guarantor. Lender may, at its option, proceed to enforce this Guaranty against Guarantor without first proceeding against Borrower or any other person and without first resorting to any security held by Lender as security or to any other remedies, and the liability of Guarantor hereunder shall be in no manner affected or impaired by any failure, delay, neglect, omission or election by Lender not to realize upon or pursue any persons liable or security for the Indebtedness or the other obligations of Borrower under the Loan Agreement or the other Loan Documents.

         5. Bankruptcy of Borrower or Guarantor. The Obligations shall not be discharged, impaired or otherwise affected by the insolvency, bankruptcy, liquidation, readjustment, composition, dissolution or other similar proceeding involving or affecting Borrower or Guarantor, proceedings affecting the ownership of either of the above through merger, consolidation or otherwise, inconsistent orders in or claims by parties to any such proceedings or other release of obligations by operation of law.

         6. Covenants. Guarantor hereby covenants and agrees that:

                  (a) The Obligations shall not be released or otherwise affected by (and hereby waives notice of) any agreement, amendment, release, suspension, compromise, forbearance, indulgence, waiver, extension, renewal, supplement or modification or assignment of any of the Loan Documents, or of any obligations of Borrower to Lender;

                  (b) Lender may, without affecting the liability of Guarantor under this Guaranty, (i) exchange, release or surrender any property pledged by or on behalf of Borrower or any other guarantor of any liabilities of Borrower to Lender, (ii) renew or change, with the consent of Borrower, the terms of any of Borrower's liabilities to Lender, or (iii) waive any of Lender's rights or remedies against Borrower or any other guarantor of any obligations of Borrower, all without obtaining consent thereto from Guarantor;

                  (c) The Obligations shall not be reduced or affected either by any payment made by or on behalf of any other party to the Loan Documents or by failure of any such party to make payment;

                  (d) The Obligations shall be in addition to that stated in any other guaranty of parties other than the undersigned or any other guaranty that has been or may be hereafter given by the undersigned and shall not be reduced or affected by any payment made under any such guaranty;

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                  (e) Any failure or delay by Lender to exercise any right under this Guaranty or under any other guaranty or with respect to any of the Loan Documents or otherwise with respect to the Indebtedness shall not be construed as a waiver of the right to exercise the same or any other right hereunder at any time and from time to time thereafter;

                  (f) The Obligations shall not be affected by any of Borrower's liabilities to Lender in excess of the amounts guaranteed hereunder, and any payment received by Lender from Borrower may first be credited against any such excess liability;

                  (g Lender shall not, under any circumstances, be required to exhaust remedies or proceed against Borrower, other sureties, parties, or any other security for the Indebtedness before proceeding under this Guaranty against the undersigned;

                  (h) Until all of the Obligations are indefeasibly paid in full, under no circumstances shall Guarantor become subrogated to the claims or liens of Lender against Borrower or any other guarantor and that all amounts due to Lender shall have priority in right of payment over any amounts, whether or not related to the Loan Documents or the Project, payable now or hereafter from Borrower to Guarantor;

                  (i) The Obligations shall not be affected by any provision in the Loan Documents limiting Lender's rights against Borrower to the Project or any other Collateral, or limiting Lender's rights to a deficiency judgment against Borrower;

                  (j) To the extent Guarantor controls (whether directly or indirectly) Borrower, it will neither knowingly take or cause to be taken any action, or permit any inaction, which will violate or cause a default or Event of Default under any of the Loan Documents;

                  (k) Notice or demand hereunder by Lender shall be by hand delivery or registered or certified mail, postage prepaid, addressed to Guarantor at its address set forth on the first page hereof, and shall be deemed given when hand delivered, or if mailed, upon deposit of such notice in the United States mail;

                  (l) No single exercise of the power to bring any action or institute any proceeding shall be deemed to exhaust such power, but such power shall continue

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undiminished and may be exercised from time to time as often as Lender may elect until all of Guarantor's liabilities and obligations hereunder have been satisfied; and

                  (m) Without the prior consent of Lender, which consent shall not be unreasonably withheld, Guarantor's liability under this Guaranty shall in no way be released or otherwise affected by any assignment by Borrower of its rights or obligations under any Loan Document, or by the commencement, existence or completion of any proceeding against Borrower, or any other person or entity or otherwise with respect to the collection of the Indebtedness; and Lender shall be under no obligation to take any action and shall not be liable for any action taken or any failure to take action or any delay in taking action against Guarantor, Borrower or any other person or entity or otherwise with respect to the Indebtedness.

         7. Representations and Warranties. Guarantor hereby represents and warrants to Lender as of the date hereof and at all times when this Guaranty shall remain in effect:

                  (a) Guarantor is a _____________________ duly formed, validly existing and in good standing under the laws of its jurisdiction of formation. Guarantor has the power and authority to own its own property and assets and to transact the business in which it is engaged;

                  (b) Guarantor has the power and authority to execute, deliver and perform the terms and provisions of this Guaranty and Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Guaranty. This Guaranty constitutes the authorized, valid and legal binding obligation of Guarantor enforceable in accordance with its terms;

                  (c) There are no actions, suits or proceedings pending, or to the knowledge of Guarantor, threatened, against or affecting Guarantor before any court or before any governmental or administrative body or agency which, if determined adversely to Guarantor, individually or in the aggregate, would have a material adverse effect on Guarantor's business or properties;

                  (d) Guarantor is not in default under the provisions of any agreement to which it is a party and Guarantor is not in violation of any applicable provision of law or any applicable regulation of any governmental department, commission, board, bureau, agency or instrumentality, the violation of which would have a material adverse effect on Guarantor's business or properties or the Project. Neither the execution and delivery of this Guaranty nor the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof, (i) will violate any applicable provision of law or any applicable regulation, or any order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality or (ii) will conflict or will be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation of imposition of (or the obligation to

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impose) any lien, charge or encumbrance upon any of the property or assets of
Guarantor pursuant to the terms of any indenture, franchise, license, permit, mortgage, deed of trust, agreement or other instrument to which Guarantor is a party or by which Guarantor may be bound, or to which Guarantor may be subject, except as would not have a material adverse effect;

                  (e) Guarantor has filed all tax returns required by law to be filed by it and has paid all taxes, assessments and other governmental charges levied upon it and any of it respective properties, assets, income or franchises which are due and payable, other than those presently payable without penalty or interest;

                  (f) Guarantor is in compliance with all applicable provisions of ERISA;

                  (g) With respect to any financial statements delivered by Guarantor to Lender after the date of this Guaranty, all such financial statements shall have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period specified and present fairly in all material respects the financial position of Guarantor as of the date specified and the results of operations and statements of cash flow for the period specified;

                  (h) Neither this Guaranty nor any other document delivered to Lender by or on behalf of Guarantor in connection with the transactions contemplated by the Loan Documents contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained in this Guaranty and in such other documents, certificates or instruments not misleading. There is no fact (other than matter of a general economic or political nature which do not uniquely affect Guarantor) which materially adversely affects or in the future may (so far as such Guarantor can foresee) materially adversely affect the business, condition (financial or otherwise), operations, properties or prospects of Guarantor which has not been set forth in this Guaranty; and

                  (i) The Indebtedness is and will be of direct benefit, interest and advantage to Guarantor.

         8.       Waivers.

                  (a) Guarantor waives (i) any notice of Lender's intention to act in reliance of this Guaranty, (ii) diligence, presentment, demand, protest or notice of dishonor, extension of time of payment, nonpayment or other default with respect to the Indebtedness, and indulgences and notices of every kind and
(iii) the commencement or prosecution of any enforcement proceeding against Borrower or any

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other person or entity with respect to the Indebtedness or otherwise. Guarantor hereby consents to any and all forbearances and extensions of time of payment of the Note, and to any and all changes in terms, covenants, and conditions thereof or of the other Loan Documents; it being the intention hereof that Guarantor shall remain liable as a principal until the Indebtedness shall have been fully paid and until the terms, covenants, and conditions of the Note and of the other Loan Documents shall have been performed and observed by Borrower, notwithstanding any act, omission, or thing which might otherwise operate as a legal or equitable discharge of Guarantor.

                  (b) Guarantor agrees that the Obligations shall not be impaired, modified, changed, released, or limited in any manner whatsoever by any impairment, modification, change, release, or limitation of the liability of Borrower or its estate in bankruptcy, resulting from the operation of any present or future provision of the bankruptcy laws or other similar statute, or from the decision of any court.

                  (c) Guarantor irrevocably waives all claims of waiver, release, surrender, alteration or compromise and all defenses, set-offs, counterclaims, recoupments, reductions, limitations or impairments.

                  (d) Guarantor waives the right to marshaling of Borrower's assets, any stay of execution and the benefit of all exemption laws, to the extent permitted by law, or any other protection granted by law to guarantors, now or hereafter in effect with respect to any action or proceeding brought by Lender against Guarantor.

         9. Miscellaneous. The invalidity or unenforceability of any one or more provisions of this Guaranty shall not affect any other provision. This Guaranty will be governed by the law of the Commonwealth of Pennsylvania (but not including the choice of law provisions thereof) and may be amended only by a written instrument executed by Guarantor and Lender. This Guaranty is irrevocable. The provisions of this Guaranty will bind and inure to the benefit of the respective successors and assigns of Guarantor and Lender. Whenever the context requires, all terms used in the singular will be construed in the plural and vice versa, and each gender will include the other gender.

         10. Assignment. This Guaranty and the obligations of Guarantor hereunder shall not be assigned in any respect without the prior written consent of Lender, which consent shall not be unreasonably withheld, Lender shall have the absolute right, without Guarantor's consent or approval, to assign in whole or in part this Guaranty and/or the other Loan Documents to any third party(ies).

         11. JURISDICTION; TRIAL BY JURY. GUARANTOR HEREBY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE COURTS OF THE UNITED STATES LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA, IN ANY AND ALL ACTIONS OR PROCEEDINGS ARISING

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HEREUNDER OR PURSUANT HERETO, AND IRREVOCABLY AGREES TO SERVICE OF PROCESS BY
CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS SET FORTH HEREIN OR SUCH OTHER ADDRESS AS GUARANTOR MAY DIRECT BY NOTICE TO MORTGAGEE. GUARANTOR IRREVOCABLY AS AN INDEPENDENT COVENANT WAIVES A JURY TRIAL AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING BETWEEN GUARANTOR AND LENDER, WHETHER HEREUNDER OR OTHERWISE.

         IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the day and year first written above.


                                       GUARANTOR:

                                       -----------------------------------


Witness:______________________         By:________________________________
        Name:                             Name:
        Title:                            Title:

                                          [Corporate Seal]


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